POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Thomas S. Gross, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the "Company") hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company's fiscal year ended December 31, 2017, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

Dated: 2/6/2018

Thomas S. Gross

WABCO Confidential

POWER OF ATTORNEY KNO ALL PERSO S BY THESE PRESENTS, th t I, O. P~ loia, n-*- «* f WABCO Holdmgs too , a Delaware corporation, (the Com any the board °f D re° ° S ° 6 office chfcf Financial Officer, the Treasurer, the Controller, constitute and appoint chlef Human Resources Officer, an each of them, my true and la ful attorneys-,n- (ot tbe Compa„y, fiscal yea, ended r 7.P ;7 and :,1 amend ents thereto, and to file th. sa e with the Seen,Lies and E changeDecember 31, 201 /, anu and age ts, an Commission and the appropriate securities exchange, granting s evcl7 aot >nd thi„B „f them, or their substitutes, may lawfuily do or cause to b. y Attorney shall he effective until such ti e as f deliver a wntten revocation attorneys-in-f ct and agents, Dated: l\h{ l G, Peter D Aloia WABCO Confidential

POWER OF ATTO NEY , ™„ onNS BY THESE PRESENTS, t at I, Michael T. Smit ,. memb r of know ALL PERSONS BY these ..Company ) hereby f ARCO Holdings Inc., a Delaware cor oration, (t the board of Directors o ofrKel. ch ef Financial Officer, the Treasurer, the Controller, constitute an appoint the Chief Execurve , officer and each of them, my true ,„d lawful adorneys-in-fac. an agen yeir 6nded my name, place an stea , to sign t e orm Securities an Exchange December 31, 2017, and all amend ents thereto, and to agents, and commission an the appropriate securities exchange, giant g un o requisite or necessary « said aho eys-in-fac, and a cnte, and each Atto ey shall be effective until such time as pttnmevs-in-f ct and agents. WABCO Confidential

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Jean-Paul Montupet, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the "Company") hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company's fiscal year ended December 31, 2017, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

Dated: 2/6/2018

Jean-Paul Montupet

WABCO Confidential

POWER OF ATTORNEY T*. *. o of WABCO Holdi,,gS constitute and appoint th© Chief Executive Officel-, Chie .n.net. , „„ o( them> my „•„» , . _ rh p Human Resources Otticei, anu a a„d , i attorneys-in-fact fc the Compa„,,s year e„« m name, place and stead, to stgn e o h(! same wtt fc Securities and Exchange December 31, 2017, and ali amend ents thereto, and to n.t,ct md tgents, and Commission and the appropriate securities exchange, granting »n o sa thing requisite or necessary to be done „ th,t said attomeys-in-fact an agents, and caeh . c,, ntifvine and confirming all that sain auom y o could do in person, heieby lat fy g hereof, phis Power of of them, or their substitutes, may lawMy thereof to t e abo e-named Attorney sh ll be effective until such time as ..H-rxi-nm -in-fact and agents. Dated: WABCO Confidential

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Mary L. Petrovich, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the "Company") hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company's fiscal year ended December 31, 2017, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

Mary L Petrovich

Dated: 2/6/18

Mary L. Petrovich

WABCO Confidential

POWER OF ATTORNEY know ALL PERSONS BY THESE PRESENTS, t at I, David N. Reilly, a ember of llK board of Dire.,» of WABCO Holdings Inc, a Delawe corporation, (,he constitute and appoint the Chief Executive Officer, Chief Financial Off.cer, the " ,h. Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of the , y , ts with full power of substitution and resubstitution for me and m and la ful ttorneys-in-fact and agents, with up my name, plaee and stead, to sign the Form 10-K Annual Report for the Company s fiseal yea December 31, SOH, and a„ amendments thereto, and to f„e the same with the Securities and E» a Commission and the appropriate securities e chan e, rantin unto said .ttor„e,s-,„ «ct and each of them, or thei, suhstimtes, fui, po er and authority to do and perform each an every ac d m or could do in person, hereby ra ing and confrrming a„ tha, said ahorneys in-fae, of the , o, their substitutes, may i. fuiiy do cause to he done by vtrtue hereof. Th Attorney shall be effective unti, such time as 1 deliver a ritten revocation thereof the above-na e attorneys-in-fact and agents, Dated: f,i 'i WABCO Confidential

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Henry Keizer, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the "Company") hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company's fiscal year ended December 31, 2017, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents.

Dated:

2/6/2018

Henry Keizer

WABCO Confidential